EXHIBIT 99.12	WELLS FARGO BANK, N.A. LOAN FILE TO DATA TAPE COMPARE

Item 4. Description of the due diligence performed

Provide a description of the scope and manner of the due diligence services provided in connection with the review of assets that is sufficiently detailed to provide an understanding of the steps taken in performing the review. Include in the description:

(1)   the type of assets that were reviewed;

☒ Residential Loan Files

☐ Commercial Loan Files

☐ Asset Backed Loan Files:

☐ Aircraft Loans

☐ Auto Loans

☐ Commercial Loans

☐ Leases

☐ Life Insurance

☐ Lottery Winnings

☐ Mortgage – Including Timeshare

☐ Recreational Loans

☐ Small Business Loans

☐ Structured Settlements

☐ Student Loans

☐ Subsidiary Payments

☐ Taxi Medallions

☐ Unsecured Collateral

(2)   the sample size of the assets reviewed;

a.     ___721__________loan files were reviewed as of the date of this Form 15E.

(3)   how the sample size was determined and, if applicable, computed;

a.     Not applicable. There was no sampling as all loan files received as of the date of this Form 15E were reviewed.

(4)   whether the accuracy of information or data about the assets provided, directly or indirectly, by the securitizer or originator of the assets was reviewed and, if so, how the review was conducted;

a.     The entity identified under Item 2 above delivered or caused to be delivered loan files to Wells Fargo Bank, N.A., as custodian (the “Custodian”) for loans intended for inclusion in a rated securitization transaction referred to as

__Sequoia Mortgage Trust 2018-CH2________________________________________. The entity identified in Item 2 above also delivered data to the Custodian to be reviewed against the loan documents in the loan files. The Custodian loaded the data to a system of record and reviewed the documents in each loan file against the data. An exception report of discrepancies was provided to the entity identified in Item 2 above and is attached as Item 5.

(5)   whether the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements was reviewed and, if so, how the review was conducted;

a.     The Custodian was not engaged to, and therefore did not, review underwriting or credit extension guidelines.

(6)   whether the value of collateral securing such assets was reviewed and, if so, how the review was conducted;

a.     The Custodian was not engaged to, and therefore did not, review the value of the collateral securing the assets.

(7)   whether the compliance of the originator of the assets with federal, state and local laws and regulations was reviewed and, if so, how the review was conducted; and

a.     The Custodian was not engaged to, and therefore did not, review the compliance by the originator of the assets with federal, state and local laws.

(8)   any other type of review conducted by the person executing this form. This description should be attached to the Form and contain the heading “Item 4.” Provide this description regardless of whether the due diligence performed is intended to satisfy the criteria for due diligence published by a nationally recognized statistical rating organization.

a.     The Custodian, that was part of the due diligence services, did not conduct any review other than set forth above which would constitute due diligence services for purposes of this Form.

Item 5

Sequoia Mortgage Trust 2018-CH2

Document Description	Exception Description	Exception Count
No Findings	N/A	N/A
	Total	N/A

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